Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES DATE FOR 2021 ANNUAL MEETING

Omaha, Nebraska (Business Wire)                                               July 13, 2021

Boston Omaha Corporation (NASDAQ: BOMN) (“Boston Omaha” or the “Company”) announced its plans to hold its Annual Meeting of Stockholders on Saturday, November 13, 2021. The Annual Meeting will be held at 9:00 A.M. Central Time. Current plans are for the meeting to be in person in Omaha, Nebraska at the Harper Event Center at the Henry Doorly Zoo. The Company anticipates sending proxy materials for the annual meeting to stockholders in September 2021.

Boston Omaha 2021 Annual Meeting of Stockholders

Harper Event Center, Omaha’s Henry Doorly Zoo

3701 S. 10th Street, Omaha, NE 68107

November 13, 2021

November 13, 2021

8:00a-9:00a                    Shareholder Check-In

Continental Breakfast Served

Transportation from Kimpton Cottonwood Hotel by VIP Limo

9:00a-11:00a                  Boston Omaha 2021 Annual Meeting

11:00a-12:00p                Meet and Greet with Adam and Alex

Light Snacks and Beverages Served

12:00p-1:00p                 Tour of Omaha Henry Doorly Zoo

1:00p-2:30p                   Shareholder Tour of Omaha and Link Billboards

Transportation for tour and back to Cottonwood Hotel provided by VIP Limo

If you plan to attend this year’s meeting, please RSVP here at our event page: Boston Omaha's Sixth Annual Shareholder Meeting.

Lodging provided by Kimpton Cottonwood Hotel, 302 S. 36th St, Omaha, NE 68102. You can book your room at: Boston Omaha 2021 Annual Meeting or at (402) 810-9500 and ask for Reservations, then request the room rate for Boston Omaha. Regular rooms will be priced at $169.00 per night for shareholders.

Ubers and Lyfts are available in Omaha. VIP Limo will be providing transportation for the Shareholder Activities.

Submission of Stockholder Proposals

Because the 2021 annual meeting of stockholders will be held more than 30 days from the anniversary date of the Company's 2020 annual meeting of stockholders, the deadlines set forth in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on April 14, 2020 for stockholder proposals and director nominations for consideration at the 2021 annual meeting no longer apply.

The new deadline is the close of business on July 24, 2021 (which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 annual meeting of stockholders) for proposals and director nominations of stockholders intended to be included in the Company's proxy statement and form of proxy for the 2021 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the proxy access provisions of the Company's Amended and Restated Bylaws, and proposals and director nominations of stockholders intended to be considered at the 2021 annual meeting other than by means of inclusion in the Company's proxy statement and form of proxy card. Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8 or the Company's Amended and Restated Bylaws, as applicable, to Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, Attention: Secretary. In addition to complying with this deadline, stockholder proposals and nominations must comply with all applicable SEC rules, including Rule 14a-8, and the requirements set forth in the Company's Amended and Restated Bylaws and applicable law.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with three majority owned businesses engaged in outdoor advertising, surety insurance and broadband telecommunications services. The Company also maintains minority investments including investments in a bank, a national residential homebuilder, commercial real estate services businesses and Yellowstone Acquisition Company.

Forward-Looking Statements

Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:  This release contains forward-looking statements, which are based on management's current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the risk factors and other cautionary statements included within Boston Omaha’s 2020 Form 10-K, as amended, as filed with the SEC as well as other SEC filings and public communications. Boston Omaha cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement. Boston Omaha undertakes no obligation, and specifically disclaims any duty, to update or revise any forward-looking statements to reflect events or circumstances arising after the date on which they were made, except as otherwise required by law.

Contacts:

Boston Omaha Corporation

Catherine Vaughan, 617-875-8911

cathy@bostonomaha.com